Leases	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
LEASES

NOTE 6:- LEASES

The Company leases substantially all of its office space and vehicles under operating leases. The Company’s leases have original lease periods expiring between 2024 and 2036. Some leases include one or more options to renew. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain at lease commencement. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancellable lease payments, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

In December 2021, the Company recorded  an impairment in the amount of $1,439 primarily related to the offices in the United States and Germany. The impairment was included in the operating expenses in the Company’s consolidated statement of income.

The components of operating lease costs were as follows:

	Year ended December 31,
	2023	2022

Operating lease cost	$5,007	$6,019
Variable lease cost	2,037	4,004
Short-term lease cost	648	829

Total lease costs	$7,692	$10,852

The following is a summary of weighted average remaining lease terms and discount rates for all of the Company’s operating leases:

	December 31,
	2023	2022

Weighted average remaining lease term (years)	7.19	7.28
Weighted average discount rate	6.43%	5.08%

Cash paid for amounts included in the measurement of operating lease liabilities for the years ended December 31, 2023 and 2022, respectively, was $6,245 and $9,789 (included in cash flow from operating activities).

Maturities of lease liabilities are as follows:

2024	$7,732
2025	5,935
2026	5,539
2027	5,128
2028	5,405
Thereafter	4,079

Total undiscounted cash flows	33,818
Less imputed interest	6,111

Present value of lease liabilities	$27,707